Exhibit 99.2 PRELIMINARY DRAFT Acquisition of St. Paul Park and Mandan Refineries, Including Associated Marketing & Logistics Assets Third Quarter 2026 Earnings November 3, 2026

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations. Forward-looking statements are statements that are not statements of historical fact, including statements about beliefs, opinions and expectations. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the “Company”). The words and phrases “should,” “could,” “may,” “will,” “believe,” “plan,” “intend,” “expect,” “potential,” “possible,” “anticipate,” “estimate,” “forecast,” “view,” “efforts,” “goal,” and similar expressions identify forward-looking statements and express expectations about future events. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding any potential transaction (the “Potential Transaction”) with Marathon Petroleum Corporation and its affiliates (“Marathon”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. These forward-looking statements also include, but are not limited to, statements regarding impact of Renewable Fuel Standard on our business including, but not limited to, renewable volume obligations and potential reallocation thereof; Renewable Identification Number pricing and availability; small refinery exemptions (SREs) or other hardship relief to Company’s obligated-party subsidiaries or others; and the full or partial grant or denial of hardship relief to our obligated-party subsidiaries, including the impact of EPA rulings and past, current or potential challenges thereto and the impact thereof on our financial position, operations and cash flow. Certain operational, financial and market information contained in this presentation has been provided by or derived from information furnished by Marathon and from third-party sources, including industry publications, government agencies, market data providers, consultants and publicly available information. Such information includes, without limitation, historical operational and financial data for the St. Paul Park, Minnesota and Mandan, North Dakota refineries and associated marketing and logistics assets, capacity and throughput data, historical utilization rates, EBITDA and margin figures attributable to the target assets, infrastructure and logistics descriptions, and branded location counts. Neither CVR Energy nor its advisors have independently verified such information, and no representation or warranty, express or implied, is made as to its accuracy, completeness or reliability. Certain market data and industry forecasts referenced herein have been obtained from third-party sources believed to be reliable, including reports and publications from the Energy Information Administration (EIA), Bloomberg, Turner Mason & Company, Argus, OPIS and NYMEX. CVR Energy has not independently verified such market data or forecasts and makes no representation or warranty with respect thereto. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this presentation. Forward-looking statements are not guarantees of future performance, and we cannot assure any reader that such statements will prove correct or that the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to numerous risks and uncertainties. These include the expected timing and likelihood of completion of the Potential Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Potential Transaction that could reduce anticipated benefits or cause the parties to abandon the Potential Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement, including in circumstances that would require CVR Energy to pay a reverse termination fee pursuant to the purchase agreement, the possibility that competing offers or transaction proposals may be made, the risk of litigation relating to the proposed transaction, including resulting expense or delay, the possibility that the proposed transaction will not be completed in the expected timeframe or at all, the risk that the parties may not be able to satisfy the conditions to the Potential Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Potential Transaction, the risk that the Potential Transaction and its announcement could have an adverse effect on the ability of CVR Energy to retain customers and retain and hire key personnel and maintain relationships with suppliers, customers and others with whom CVR Energy conducts business and on its operating results and businesses generally, employee departures, the risk the pending Potential Transaction could distract management and incur substantial costs, the risk that problems may arise in successfully integrating the businesses or assets, which may result in the combined company not operating as effectively and efficiently as expected, certain restrictions during the pendency of the Potential Transaction that may impact CVR Energy’s ability to pursue certain business opportunities or strategic transactions, the risk that the combined company may be unable to achieve synergies and other strategic benefits or it may take longer than expected to achieve those synergies, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond CVR Energy’s control, including those detailed in CVR Energy’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the SEC’s website at www.sec.gov. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this presentation. Forward-looking statements are not guarantees of future performance, and we cannot assure any reader that such statements will prove correct or that the forward-looking events and circumstances will occur. Actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to, those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission (“SEC”) by CVR Energy, Inc. or CVR Partners, LP. All such factors are difficult to predict and are beyond CVR Energy’s control. All forward-looking statements are based on assumptions that CVR believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and CVR undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA and Adjusted EBITDA) are not presentations made in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Market and Industry Data The market and industry data included in this presentation is based on a variety of sources, including industry publications, government publications and other published sources, information from customers, distributors, suppliers, trade and business organizations and publicly available information (including reports and other information others file with the SEC, which we did not participate in preparing and as to which we make no representation), as well as our good faith estimates, which have been derived from management’s knowledge and experience. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain. Accordingly, investors should not place undue weight on the industry and market share data presented in or discussed during this presentation. 1

Transaction Overview

Transaction Highlights

Acquired Assets	• St. Paul Park, MN Refinery • Mandan, ND Refinery • Access to up to 590 branded locations
Consideration	• $4.2bn purchase price, plus net working capital • Purchase price is subject to certain customary closing adjustments • Purchase price is to be paid 100% in cash to the applicable Seller
Financing	• $1.3bn of new equity • $2.5bn of new senior secured financing • Cash on hand • Net working capital, payment of related fees and refinancing of certain indebtedness(1) funded at close through additional cash and/or ABL draw

Pro Forma Company Highlights

4 Complex Refineries Across PADD II	**384 mbpd** Pro Forma Crude Capacity	**Up to 590** Branded Locations Across the Upper Midwest
YTD PF EBITDA: $2.0bn(2)	**>50% CFFO and EPS Accretion(3)**	**4th Largest PADD II Refiner** (Currently 9th)

Asset Map



SK
MB
ON
Williston Basin
ND
Clearbrook
MT
Mandan
MN
SD
St. Paul Park
WI
WY
NE
IA
IN
IL
CO
KS
MO
Coffeyville
KY
NM
Cushing
TN
OK
Wynnewood
AR
TX
MS
LA
Minnesota Pipeline
3rd Party Product
3rd Party Crude

CVR Energy Coffeyville	CVR Energy Wynnewood	St. Paul Park	Mandan
Capacity: 132mbpd	Capacity:74.5mbpd	Capacity: 105mbpd	Capacity: 72mbpd
Complexity: 11.0(4)	Complexity: 10.5(4)	Complexity: 8.3	Complexity: 6.9

Source: Company filings and materials.

1. The existing Unsecured Notes due 2031 and 2034 will be secured on an equal and ratable basis with the new Secured Debt and the $183mm of outstanding Unsecured Notes due 2028 will be redeemed in full.
2. As of 9/30/2026. On a pro forma basis, EBITDA calculated as income (loss) before income taxes plus depreciation and amortization per the combined carve-out financial statements of the St. Paul Park and Mandan refining business plus CVI consolidated EBITDA per financial statements.
3. Based on management estimates.
4. Represents Company calculated metrics.

2

Key Investment Highlights

A transformational acquisition that nearly doubles crude processing capacity, creating a more scaled, diversified and resilient business

Key Investment Highlights

Compelling Acquisition in Attractive Regions	• Unique opportunity to acquire high-quality, geographically advantaged assets from an established operator • Immediately value accretive with substantial upside, given forward market outlook ▪ Implied asset acquisition multiple of ~ 3.6x LTM EBITDA[1] for the target
Transformative Increase in Scale and Scope	• Materially expands crude processing capacity from 207mbpd to 384mbpd • Adding new geographies including the Upper Midwest and Northern Great Plains regions
Integrated Marketing Platform Supports Stable, Diversified Earnings	• Established wholesale marketing platform with up to 590 branded locations across the Upper Midwest and Northern Great Plains regions • Diversified distribution channels and blending capacity provide steady outlets for refinery production and reduce reliance on spot sales • Improves ability to manage volatile RIN compliance costs
High-Quality, Well-Maintained Assets	• Complex refineries that have operated safely and reliably at high utilization (98% average 2023-2025) • Ability to access and process cost advantaged feedstocks
Diversified Earnings Support Financial Resilience	• Larger, more diversified asset base should support stronger through-the-cycle free cash flow generation, more sustainable capital returns and greater balance sheet flexibility • Potential for meaningful SG&A, commercial and operational synergies ▪ $70mm in estimated annual run-rate synergies by FY2028
Improved Strategic Positioning	• Larger platform with greater strategic reach improves relative positioning for future growth and margin improvement, supported by a more diversified shareholder base

1. LTM EBITDA as of 9/30/2026. EBITDA calculated as income (loss) before income taxes plus depreciation and amortization per the combined carve-out financial statements of the St. Paul Park and Mandan refining business.

3

Transformative Increase in Scale Substantially larger enterprise with enhanced access to Northern PADD II regions U.S. Refining Landscape (mbpd) 2,986 2,515 2,809 1,714 1,023 678 384 302 219 207 (2) (3) (3) (3) Pro Forma Status Quo 983 (mbpd) 806 573 440 384 375 365 285 267 260 207 183 180 (2) (3) (3) (3) (3) (3) Pro Forma Status Quo Represents Status Quo MPC Source: Respective company’s public filings. 1. Represents crude oil throughput capacity as of latest annual company filing, unless footnoted as #3. Total refinery capacity reflects decrease in capacity from closures of Los Angeles and Benicia by Phillips 66 and Valero, respectively. Phillips 66 capacity includes full ownership of Borger and Wood River refineries. 2. Solid bar represents Pro Forma MPC refining capacity, excluding St. Paul Park and Mandan. Dotted bar represents Status Quo MPC refining capacity, including St. Paul Park and Mandan. 3. Represents total throughput capacity as of latest annual company filing. Company does not disclose crude capacity by region. 4 U.S. Independent Refiners by (1) U.S. Refiners by PADD II Capacity (1) Capacity

Compelling Global Market Outlook

Compelling forward margin outlook, supported by continuing global supply dislocations and historically low inventory levels

Overview

Compelling forward margins supported by supply / demand imbalances generated by ongoing limitations on global refining capacity

- **Supply-demand fundamentals support a compelling margin environment:** U.S. gross refining margins are materially above five-year averages, while net exports have surged
- In 2026, **the Iran War and Ukrainian drone strikes on Russian refineries have cut global refinery runs by over 5mmbpd,** with Russia's refining capacity reduced by as much as 60% over the summer
- **Outlook expected to remain compelling for at least the next 12–24 months**
  - Global conflicts are ongoing
  - Extended infrastructure repair and restart timeline expected once hostilities cease
  - Global inventory restocking required to rebuild historically low levels
  - Global light product demand remaining resilient

U.S. Gross Refining Margins

(WTI 3-2-1 Crack Spread[1], $/bbl)


$60
$40
$20
-
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2026 YTD
2025
5-Yr Average
5-Yr Range

U.S. Net Exports Surged to a Record 6mmbpd

(U.S. Crude Oil and Refined Product Net Exports[2], million bpd)


6.0
4.0
2.0
-
(2.0)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2026 YTD
2025
5-Yr Average
5-Yr Range

U.S. Gasoline + Diesel Days of Supply[3]


Days
Current: 24.5
35
30
25
20
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2026 YTD
2025
5-Yr Average
5-Yr Range

Source: Wall Street Research, U.S. Energy Information Administration (EIA), WoodMackenzie, Data as of 10/16/2026.

1. U.S. Gulf Coast products minus WTI Cushing; weekly average.
2. Crude oil and petroleum products; four-week average.
3. Gasoline plus distillate inventories divided by four-week average product supplied.

5

PADD II Refining Landscape Continues to Benefit

CVR Energy

Strong PADD II margin environment reflects global dynamic

Overview

- **Large supply region with advantaged crude oil access**
  - Diversified regions with limited consolidation outside the top players
  - Proximity to the Bakken and Canada provides access to cost advantaged feedstock supply
    - WCS-WTI differential currently exceeds $35/bbl[1]
- **Tight product balances support Mid-Con fundamentals**
  - Mid-Con days of supply down 11% (gasoline) and 15% (distillate) vs. U.S. declines of 2% and 1%[2]
  - Mid-Con crack averaged $46/bbl in 2026 YTD vs. $22/bbl in 2025[3]
- **Differentials and RIN costs remain key variables**
  - Widening light-heavy differentials support margins, though higher 2026 RIN prices partially offset stronger crack spreads; Maya Light – Heavy differential currently exceeds $7/bbl[4]

Mid Con Gasoline Margin[3]



$/bbl
$60
$40
$20
-
($20)
10/23/21
10/23/22
10/23/23
10/23/24
10/23/25
10/23/26

WCS – WTI (Cushing)[1]



$/bbl
($5)
($15)
($25)
($35)
($45)
10/23/21
6/23/23
2/21/25
10/23/26

Mid Con Diesel Margin[3]



$/bbl
$125
$75
$25
($25)
10/23/21
10/23/22
10/23/23
10/23/24
10/23/25
10/23/26

Source: U.S. Energy Information Administration (EIA), Bloomberg, Company filings, Wall Street Research.

1. WTI – WCS differential per Bloomberg, as of 10/23/2026.
2. Year-to-date 2026 average days of supply compared to year-to-date 2025 average.
3. Mid-Con 87 conventional gasoline and Mid-Con ULSD, each less WTI Midland; daily, as of 10/23/2026.
4. Maya Light – Heavy differential per Bloomberg, as of 10/23/2026.

6

Asset Overview | St. Paul Park Refinery St. Paul Park, MN 105 mbpd | 8.3 NCI 17% 101% ~72% ~25% ~80% Minnesota Pipeline Interest Avg. Crude Utilization Avg. Margin Capture Canadian Heavy Crude Clean Product Yield Supports Sourcing (1) (2023A – 2025A) (2023A – 2025A) Processed Canadian / Bakken Crude Product Charges & Yields Key Highlights Other One of only two refineries in Jet / Kerosene 3% Minnesota, primarily serving the 2% Minneapolis-St. Paul demand center Heavy ULSD Crude 30% 25% Gasoline Processes Canadian and Bakken 49% crude supplied via 17% Minnesota Pipeline interest and Clearbrook hub Light Crude position 72% LPG Asphalt 3% 14% Mississippi River access and high- value asphalt production Other 2% Source: Company filings and materials. Utilization and margin capture reflect 2023A – 2025A averages. 7 1. Average margin capture calculated as gross margin per barrel divided by Group 3 3-2-1 crack spread.

Asset Overview | Mandan Refinery Mandan, ND 72 mbpd | 6.9 NCI 93% ~83% 50% 96% ~93% Avg. Crude Utilization Avg. Margin Capture RFS SRE Received Bakken Light Crude Clean Product Yield (1) (2) 2023 – 2025 Processed (2023A – 2025A) (2023A – 2025A) Product Charges & Yields Key Highlights LPG Only refinery in North Dakota, serving Butanes Slurry 2% key demand centers across North 4% 2% Dakota and Minnesota Direct access to gathered Bakken crude via the High Plains Pipeline ULSD System Gasoline 38% 55% Light Crude Rail loading provides access to 96% premium U.S. gasoline, diesel and jet fuel regions Jet Fuel 3% Received partial (50%) SRE waivers 2023-2025 Source: Company filings and materials. Utilization and margin capture reflect 2023A – 2025A averages. 1. 2024A reflects Mandan major turnaround. 8 2. Average margin capture calculated as gross margin per barrel divided by Group 3 3-2-1 crack spread.

Integrated Marketing and Logistics Platform Up to 590 150 mbpd 14% 17% Branded locations across Avg. gasoline and diesel volumes Branded share of volumes Interest in the Minnesota Pipeline (1) (2) MN, ND, WI, SD and IA (2023A – 2025A) (2023A – 2025A avg.) Marketing: Branded Network Logistics: Crude In-to-Product Out Product Crude Supply Storage Placement 127 353 Minnesota Pipeline St. Paul Park: 94 Magellan open-stock 59 32 (17%) – Canadian tanks / 3.0 mmbbls system and Bakken crude capacity 14 Clearbrook hub Mandan: 59 tanks / North Products position 3.0 mmbbls capacity System High Plains Pipeline Cottage Grove: 984 Truck racks at both – direct gathered mbbls crude refineries Bakken crude capacity 122 9 288 110 10 Rail loading at both Diversified route-to-market across branded retail, unbranded wholesale and Mississippi River Clearbrook: 2 tanks / refineries; seasonal commercial channels; top 25 customers contribute 75% of marketing EBITDA barge access 600 mbbls capacity river dock Integrated Platform Supports Advantaged Crude Sourcing and Flexible, Premium Product Placement Source: Company filings and materials. Note: Storage capacities preliminary and subject to confirmation. 1. Site count as of May 31, 2026. 9 2. Gasoline and diesel volumes; FY2023A – FY2025A average.

rd 3 Quarter Earnings Updates Third Quarter Highlights Three Months Ended $ in Millions (unless otherwise noted) September 30, 2026 Consolidated Net Income (Attributable To CVR Energy) $570 Adjusted EBITDA $582 UAN Distributions to CVR Energy $7 Petroleum Segment Net Income $746 Adjusted EBITDA $565 Total Throughput (bpd) 227,637 Adjusted Refining Margin ($ / throughput bbl) $34.97 Nitrogen Fertilizer Segment Net (Loss) Income ($11) Adj. EBITDA $20 Ammonia Utilization Rate (%) 80% Consolidated Balance Sheet Cash and Cash Equivalents $1,278 Debt and Finance Lease Obligations $1,781 Nitrogen Fertilizer Debt and Finance Lease $569 10

Questions & Answers Integrated Marketing Platform Compelling Acquisition in Transformative Increase in Scale Supports Stable, Diversified Attractive Regions and Scope Earnings High-Quality, Well-Maintained Diversified Earnings Support Improved Strategic Assets Financial Resilience Positioning 11

Non-GAAP Reconciliation CVR Energy Adjusted EBITDA Reconciliation To Net Income $800 (79) $700 222 (155) (87) $600 1 582 570 $500 459 $400 $300 $200 209 $100 $0 2Q 2026 Adj. EBITDA Petroleum Nitrogen Fertilizer Corporate & Other 3Q 2026 Adj. EBITDA RFS, Derivatives & D&A Interest, Taxes & NCI3Q 2026 Net Income (1) Inventory 1. Changes in the RFS liability include adjustments to reflect the August 2026 SRE Decision and the August 2025 SRE Decision in the amount of $253 million and $488 million for the three and nine months ended September 30, 2026 and 2025, respectively, as well as the revaluation of the RVO. 12

Non-GAAP Reconciliation Nine Months Ended $ in Millions September 30, 2026 Target Assets Before Target Assets as 9/30/2026 YTD EBITDA Reconciliation Reclassification CVR Pro Forma Total Reclassification Reclassified (1) Net Income $697 $71 $768 $449 $1,032 (+) Interest Expense - - - 105 261 (2) (+) Income Tax 246 23 269 122 331 (+) Depreciation and Amortization 69 - 69 237 396 YTD PF EBITDA $1,012 $94 $1,106 $913 $2,020 Twelve Months Ended $ in Millions September 30, 2026 Target Assets Before Target Assets as 9/30/2026 LTM EBITDA Reconciliation Reclassification CVR Pro Forma Total Reclassification Reclassified (1) Net Income $719 $72 $791 $333 $1,124 (+) Interest Expense - - - 134 134 (2) (+) Income Tax 253 23 276 115 391 (+) Depreciation and Amortization 91 - 91 382 473 LTM PF EBITDA $1,063 $95 $1,158 $964 $2,122 1. Net income has been adjusted to reflect the accounting policy change to conform the Acquired Business’ accounting for turnaround costs to CVR Energy’s policy of capitalizing such costs, thereby reducing cost of revenue. 2. Income tax expense has been adjusted to reflect the tax effect of the accounting policy change to conform the Acquired Business’ accounting for turnaround costs to CVR Energy’s policy of 13 capitalizing such costs.